(FRONTIER FUNDS, INC. LOGO)

                               SEMI-ANNUAL REPORT
                              For the Period Ended
                                 March 31, 1997

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Thank you for your investment in Frontier Funds, Inc. Equity Fund Portfolio. I appreciate the opportunity to serve you.

  I am pleased to provide the Semi-Annual Report for the period ended March 31, 1997. The following pages describe the financial position of your fund.

  The investment objective of the Equity Portfolio is capital appreciation. The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

  The six months ended March 31, 1997 has been very challenging. Your fund is primarily invested in common stock of small companies. The stock market has, for the most part, overlooked the potential capital appreciation of many small companies.

  I believe the notable decline in stock prices of many small companies is a temporary situation which has created significant investment opportunities.

  Looking to the future, I expect the investment community to recognize the excellent investment prospects amongst the small companies. The investment adage to buy low, sell high is still the best advice. I will position your portfolio to take advantage of the investment opportunities that present themselves.

  I invite your comments and suggestions. Feel free to write or telephone. Again, thank you for your confidence in Frontier Funds, Inc.

                                    Sincerely,


                                    /s/ James R. Fay
                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS

                        AS OF MARCH 31, 1997 (UNAUDITED)

                                                     QUOTED
                                                     MARKET
SHARES                                               VALUE
------                                              -------
                                                  (NOTE 1(B))
          COMMON STOCKS -- 103.94%
          APPAREL -- 5.04%
 70,000   Cygne Designs Inc.*<F1>                $    48,125
                                                 -----------
          BIOTECHNOLOGY -- 22.33%
 14,000   Energy Bio Systems Inc.*<F1>                85,750
 40,000   Erox Corp.*<F1>                            127,500
     53   Preseptive Biosystems Warrants *<F1>             3
                                                 -----------
                                                     213,253
                                                 -----------
          COMPUTER PERIPHERALS --10.57%
 40,000   Dense-Pac Microsystems Inc.*<F1>            87,500
  5,000   Hauppauge Digital Inc.*<F1>                 13,438
                                                 -----------
                                                     100,938
                                                 -----------
          COMPUTER SOFTWARE -- 7.33%
 40,000   Mitek Systems Inc.*<F1>                     70,000
                                                 -----------
          ELECTRONICS -- 1.27%
  5,000   Arizona Instrument Corp.*<F1>               12,187
                                                 -----------
          ENTERTAINMENT -- 2.42%
  5,000   Three Do*<F1>                               13,125
 20,000   Meisenheimer Capital Inc.*<F1>              10,000
                                                 -----------
                                                      23,125
                                                 -----------
          HEALTH CARE TECHNOLOGY -- 5.33%
 15,000   Cell Robotics Int'l Inc.*<F1>               36,562
 10,000   Imex Medical Systems Inc.*<F1>              14,375
                                                 -----------
                                                      50,937
                                                 -----------
          HEALTHCARE -- 16.65%
 10,000   Biomira Inc.*<F1>                           51,250
 10,000   Cytel Corp.*<F1>                            23,750
 20,000   Procyte Corp*<F1>                           35,000
  8,000   Somatogen Inc.                              49,000
                                                 -----------
                                                     159,000
                                                 -----------
          RECYCLING MANAGEMENT -- 5.50%
 15,000   High-Rise Recycling Systems Inc.*<F1>       52,500
                                                 -----------
          RETAIL --5.23%
 25,000   Barry's Jewelers *<F1>                      50,000
                                                 -----------
          SERVICES - OIL & GAS EXPLORATION --3.14%
  8,000   Venture Seismic Inc.*<F1>                   30,000
                                                 -----------
          TECHNOLOGY --11.47%
 40,000   Digital Sound Corp.*<F1>                    51,250
  6,000   Research Frontiers Inc.*<F1>                36,750
  2,500   SATCON Technology Corp.*<F1>                15,313
 40,000   Voice Powered Tech Intl Inc.*<F1>            6,250
                                                 -----------
                                                     109,563
                                                 -----------
          TELECOMMUNICATIONS --7.66%
 40,000   RSI Systems Inc.*<F1>                       45,000
  5,000   Telular Inc.*<F1>                           28,125
                                                 -----------
                                                      73,125
                                                 -----------
             Total Investments (All common
               stocks -- cost of $1,405,679)         992,753
                                                 -----------
             Other assets net of
               other liabilities -- (3.94%)%        (37,651)
                                                 -----------
             Total net assets (basis of
               percentages disclosed above)      $   955,102
                                                 ===========
 *<F1> Non-income producing.

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES

                           MARCH 31, 1997 (UNAUDITED)
ASSETS:
Investment in securities at market value
  (cost $1,405,679 -- see accompanying
  schedule of investments) (Note 1(b))            $  992,753
                                                 -----------
          Total assets                               992,753
                                                 -----------
LIABILITIES:
Due to custodian                                      33,702
Accrued expenses                                       3,949
                                                 -----------
          Total liabilities                           37,651
                                                 -----------
          Total net assets                        $  955,102
                                                 ===========
NET ASSETS CONSIST OF:
Fund shares issued and outstanding                 1,368,028
Accumulated unrealized depreciation
  on investments (Note 4)                          (412,926)
                                                 -----------
                                                  $  955,102
                                                 ===========
NET ASSET VALUE PER SHARE ($.01 par value,
  80,000,000 shares authorized):
Redemption price ($955,102 / 216,176
  shares outstanding)                             $     4.42
                                                 ===========
Maximum offering price (net asset value plus
  8.7% of the net asset value or 8%
  of the offering price calculated
  as $4.42 x 100 / 92)                            $     4.80
                                                 ===========

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS

              FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

INCOME:
  Other                                          $       131
                                                 -----------
                                                         131
                                                 -----------
EXPENSES:
  Management fee (Note 2)                              6,205
  Transfer and disbursing agent fees                   8,237
  Administrative fees                                 13,180
  Custodian fee                                        4,135
  Printing                                             1,162
  Registration fees                                    2,639
  Legal fees                                          21,316
  Insurance                                            1,259
  Directors' fees                                      4,477
  Audit fees                                           6,982
  Other operating expenses                             2,891
                                                 -----------
                                                      72,483
Less:  Waiver of management fee                      (6,205)
                                                 -----------
          Net expenses                                66,278
                                                 -----------
          Net investment loss                       (66,147)
                                                 -----------
NET REALIZED GAIN/LOSS ON
  INVESTMENTS (Note 1(c))                          (111,290)
NET DECREASE IN UNREALIZED
  APPRECIATION ON INVESTMENTS                      (305,753)
                                                 -----------
          Net loss on investments                  (417,043)
                                                 -----------
          Net decrease in net assets
            resulting from operations            $ (483,190)
                                                 ===========

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS

                                              FOR THE SIX              FOR THE
                                             MONTHS ENDED           YEAR ENDED
                                           MARCH 31, 1997   SEPTEMBER 30, 1996
                                          ---------------   ------------------
                                              (UNAUDITED)            (AUDITED)
OPERATIONS:
Net investment loss                             $ (66,147)          $(104,175)
Net realized gains (loss) on
  investments (Note 1 (c))                       (111,290)             103,873
Net (decrease) increase in unrealized
  appreciation on investments                    (305,753)           (285,024)
                                                ----------          ----------
       Net (decrease) increase in net
         assets resulting from operations        (483,190)           (285,326)
                                                ----------          ----------
DISTRIBUTIONS:
  Distributions from net realized
    gains on investments                                --                  --
Distributions in excess of book realized
  gains (Note 1(f))                                     --                  --
                                                ----------          ----------
       Total distributions                              --                  --
                                                ----------          ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued (7,191
  and 43,430 shares, respectively)                  42,703             297,032
Cost of shares redeemed (9,592 and
  18,032 shares, respectively)                    (49,218)           (123,792)
                                                ----------          ----------
       Increase (decrease) in net
         assets derived from
         capital share transactions                (6,515)             173,240
                                                ----------          ----------
       Total (decrease) increase in net assets   (489,705)           (112,086)
                                                ----------          ----------
NET ASSETS, at the beginning of the period       1,444,807           1,556,893
                                                ----------          ----------
NET ASSETS, at the end of the period            $  955,102          $1,444,807
                                                ==========          ==========

  The accompanying notes to financial statements are an integral part of this statement.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                        APRIL 1, 1992
                                                 FOR THE SIX                                            (COMMENCEMENT
                                                MONTHS ENDED                   FOR THE YEARS ENDED  OF OPERATIONS) TO
                                                   MARCH 31,                         SEPTEMBER 30,      SEPTEMBER 30,
                                                                  --------------------------------
                                                        1997      1996      1995      1994      1993             1992
                                                ------------      ----      ----      ----      ----             ----
Net asset value,
  beginning of period                                  $6.61     $8.06     $7.59     $8.68     $9.39            $10.00
Income (loss) from
  investment operations:
     Net investment loss                               (.30)     (.51)     (.47)     (.77)    (1.12)            (1.11)
     Net realized and unrealized
       (losses) gains on securities
       (Note 1 (g))                                   (1.89)     (.94)       .94       .13       .41               .50
                                                      ------    ------    ------    ------    ------            ------
               Total income (loss) from
                 investment operations                (2.19)    (1.45)       .47     (.64)     (.71)             (.61)
Less distributions:
     Distributions from net
       realized gains on investments                      --        --        --     (.27)        --                --
     Distributions in excess
       of book realized gains                             --        --        --     (.18)        --                --
                                                      ------    ------    ------    ------    ------            ------
               Total distributions                        --        --        --     (.45)        --                --
                                                      ------    ------    ------    ------    ------            ------
Net asset value, end of period                         $4.42     $6.61     $8.06     $7.59     $8.68             $9.39
                                                      ======    ======    ======    ======    ======            ======
Total return**<F3>                                      (33.13)%  (17.99)%     6.19%   (7.23)%   (7.56)%          (12.17)%
Ratios/Supplemental Data
Net assets, end of period (in 000's)                    $955    $1,445    $1,557    $1,188    $1,079              $332
Ratio of total expenses
  to average net assets                              11.71%*<F2> 8.29%     8.08%     9.61%    14.51%            35.05%
Ratio of net expenses
  to average net assets                              10.71%*<F2> 7.29%     7.08%     9.55%    13.51%            24.02%
Ratio of net investment
  loss to average net assets                       (10.68)%*   (7.26)%   (7.06)%   (9.40)%  (12.36)%          (23.10)%
                                                            <F2>
Portfolio turnover rate                               45.44%   133.42%   100.80%   121.48%    84.66%                0%
Average commission rate paid***<F4>                       $.0535    $.0511        --        --        --                --

 *<F2> Annualized
**<F3> The Fund's sales charge is not reflected in the total return as set forth in the table.
***<F4> Disclosure of this rate is required by the Securities and Exchange
Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.

  The accompanying notes to financial statements are an integral part of these statements.


NOTES TO FINANCIAL STATEMENTS

                           MARCH 31, 1997 (UNAUDITED)

(1)   Summary of Significant Accounting Policies --

   The following is a summary of the significant accounting policies of Frontier Funds, Inc. Equity Fund Portfolio (the "Fund"):

   (a) The fund is a series of the Frontier Funds, Inc. ("Frontier"), a Maryland Corporation. Frontier is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds.

   (b) In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotation, Inc., ("NASDAQ") is valued at its last sale price on that exchange; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid quotation; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's directors (valuation of debt securities for which market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.)

      Short-term debt securities are valued at amortized cost, unless the directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the directors.

   (c) Net realized gains and losses are computed on the basis of specific identification.

   (d) The Fund has qualified as a regulated investment company under Sub-chapter M of the Internal Revenue Code and generally intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. The Fund will not be subject to Federal income tax on its net investment income and net-short term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its stockholders.

   (e) Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains. The remaining net short-term realized gain will be offset by a portion of the current year's net investment loss. The remaining current year's net investment loss of $ 91,399 has been reclassified to fund shares issued and outstanding.

   (f) Dividends are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

   (g) Net realized and unrealized losses/gains on securities included in the Financial Highlights are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

   (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)   Investment Adviser and Management Agreement --

   The Fund has an agreement with Freedom Investors Corp. (the "Adviser", with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/12th of 1% (1% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Directors of the Fund.

   The Adviser waived the management fee for the six months ended March 31, 1997 and has continued to waive the fee until further notice to the Board of Directors.

   The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the six months ended March 31, 1997 were approximately $3,702.

(3)   Administration Agreement --

   The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing , fund accounting and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a fee computed daily and payable monthly, the greater of approximately $2,203 per month or, based upon the total net assets of the Fund, at the rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total monthly assets in excess of $175 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,377. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

(4)   Accumulated Unrealized Depreciation --

   Aggregate gross unrealized appreciation (depreciation) as of March 31, 1997, based on investment cost for Federal tax purposes is as follows:

     Aggregate gross unrealized appreciation on investments   $    46,567
     Aggregate gross unrealized depreciation on investments     (459,493)
                                                              -----------
               Net unrealized depreciation                    $ (412,926)
                                                              ===========

 (5) Investment Transactions --

   For the six months ended March 31, 1997, purchase and proceed from sales of long-term or equity investment securities, other than short-term obligations, aggregated $568,943 and $596,730, respectively.

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                             OFFICERS AND DIRECTORS

James R. Fay            President and Director
William T. Duero   Vice President and Director
Jeffrey S. Ackley                     Director
Kenneth W. Coshun                     Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                            INDEPENDENT ACCOUNTANTS
                              Arthur Andersen LLP

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                                Star Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                            SECURITY DEALER SERVICES
                                 1-800-759-6598

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (414) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.